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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                             ----------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                Date of Report (Date of earliest event reported)
                                 JANUARY 6, 2000


                                 MAIL.COM, INC.
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             (Exact name of registrant as specified in its charter)


           DELAWARE                     000-26371                13-3787073
(State or other jurisdiction of  (Commission File Number)     (I.R.S. Employer
        incorporation)                                       Identification No.)


                             11 BROADWAY, 6TH FLOOR
                               NEW YORK, NY 10004
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                    (Address of principal executive offices)

Registrant's telephone number, including area code                (212) 425-4200


                                       N/A
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           Former Name or Former Address, if Changed Since Last Report
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ITEM 5. OTHER EVENTS

         On January 6, 2000, Mail.com, Inc. issued a press release announcing its proposed Rule 144A offering of convertible subordinated notes. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

         The notes will not be registered under the Securities Act of 1933 and may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements under such act.

         In connection with the proposed offering, Mail.com has published unaudited pro forma condensed combined financial statements giving pro forma effect to the acquisition of The Allegro Group, Inc., which was completed on August 20, 1999, and to the pending acquisition of NetMoves Corporation, which is pending as described in Mail.com's Report on Form 8-K filed December 16, 1999. Such unaudited pro forma financial statements are attached hereto as
Exhibit 99.2 and incorporated herein by reference.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS


         (c)      Exhibits.


                  99.1 Press Release Dated January 6, 2000 Announcing Mail.com, Inc.'s Proposed Offering of Subordinated Convertible Notes.

                  99.2 Mail.com, Inc. Unaudited Pro Forma Condensed Combined Financial Statements.
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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 6, 2000


                                                   MAIL.COM, INC.


                                                   By: /s/ GARY MILLIN
                                                       -------------------------
                                                       Gary Millin, President
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                                  EXHIBIT INDEX

Exhibit

99.1 Press Release Dated January 6, 2000 Announcing Mail.com, Inc.'s Proposed Offering of Subordinated Convertible Notes.

99.2     Mail.com, Inc. Unaudited Pro Forma Condensed Combined Financial
         Statements.